UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21835

Name of Fund:   BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term

Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 –	Report to Stockholders

1

APRIL 30, 2020

2020 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2020

Municipal Market Conditions

Municipal bonds posted modestly positive total returns amid a bifurcated market narrative in which rallying interest rates and favorable technicals drove strong performance early in the period before sentiment changed as implications of the coronavirus pandemic materialized. During the month of March, municipal bonds experienced volatility that was worse than during the height of the global financial crisis, as performance plummeted -10.87% during a two-week period before rebounding on aggressive valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month.) Performance continued to be hindered in April by the negative fundamental impacts of the prolonged economic shutdown, despite numerous stimulus efforts by the Fed.

Technical support waned during the period as a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended April 30, 2020, municipal bond funds experienced net inflows totaling $38 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was elevated from a historical perspective at $417 billion but slowed materially as market liquidity became constrained amid a flight to quality spurred by the pandemic.	S&P Municipal Bond Index
Total Returns as of April 30, 2020
6 months: (1.26)%
12 months: 2.21%

A Closer Look at Yields

From April 30, 2019 to April 30, 2020, yields on AAA-rated 30-year municipal bonds decreased by 27 basis points (“bps”) from 2.55% to 2.28%, while ten-year rates decreased by 40 bps from 1.86% to 1.46% and five-year rates decreased by 54 bps from 1.63% to 1.09% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 39 bps, on par with the 41 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been broadly stretched since the passage of tax reform, reset to levels not seen since 2008. This has resulted in increased participation from crossover investors in a market that has mainly been driven by retail over the past few years.

Financial Conditions of Municipal Issuers

The coronavirus pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. Ongoing stability is expected in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (such as safety net hospitals, mass transit and airports) with limited resources will require funding from the states and broader municipalities they serve. We anticipate that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, we advocate careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk, including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of a Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2020 ($14.75)(a)	4.80%
Tax Equivalent Yield(b)	8.11%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Leverage as of April 30, 2020(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0630 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	7.77%	(1.16)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Trust’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Trust’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Trust’s use of leverage also weighed on the Trust’s results at a time of falling bond prices.

Positions in lower-rated securities also detracted, as this market segment underperformed by a wide margin at a time of heightened uncertainty. Lower-quality states such as Illinois and New Jersey were especially notable laggards. Both are facing a likely reduction in tax revenues due to the stay-at-home orders and business closures that resulted from the coronavirus pandemic.

Portfolio income contributed to performance. Positions in higher-rated securities and issuers that focus on essential services also helped Trust returns, particularly during the market turmoil in March.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2020 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$14.75	$14.31	3.07%	$16.26	$10.76
Net Asset Value	14.89	15.75	(5.46)	17.13	13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
County/City/Special District/School District	20%	20%
Transportation	16	16
Health	16	15
Utilities	12	10
State	11	11
Education	10	10
Tobacco	6	6
Housing	6	5
Corporate	3	7

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	5%
2021	8
2022	11
2023	10
2024	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	5%	4%
AA/Aa	36	37
A	28	27
BBB/Baa	13	17
BB/Ba	4	2
B/B	2	4
CC	1	1
N/R(b)	11	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of April 30, 2020	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2020 ($10.92)(a)	5.55%
Tax Equivalent Yield(b)	9.38%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of April 30, 2020(d)	43%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	(3.49)%	(5.70)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Trust’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Trust’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined as a result of investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Trust’s use of leverage, while augmenting income, also weighed on the Trust’s results at a time of falling bond prices.

The portfolio’s allocation to BBB issues and lower-rated securities, particularly those with maturities of 25 years and above, detracted from Trust performance. Yield spreads on lower-quality issues widened (significantly in some cases) as the market began to price in the uncertainties around the fundamental impact of the coronavirus pandemic.

Positions in education and health care issues, which were among the sectors hit hardest in the sell-off, also detracted from the Trust’s performance. Positions in the tax-backed state sector further detracted as lower-rated issuers such as Illinois, New Jersey and Puerto Rico underperformed.

Portfolio income contributed to performance. Positions in higher-rated securities (those rated A and above) also helped Trust returns. This segment included more seasoned portfolio positions, highlighted by pre-refunded securities and holdings in the utilities sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2020 (continued)	BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$10.92	$11.88	(8.08)%	$13.76	$8.61
Net Asset Value	11.20	12.47	(10.18)	13.36	10.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
County/City/Special District/School District	19%	17%
Utilities	16	14
Transportation	16	16
Health	15	17
Tobacco	11	11
State	8	8
Education	8	8
Corporate	5	5
Housing	2	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	9%
2021	15
2022	5
2023	10
2024	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	3%	2%
AA/Aa	31	32
A	17	15
BBB/Baa	19	20
BB/Ba	9	6
B/B	4	7
CC	1	—
N/R(b)	16	18

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of April 30, 2020	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2020 ($12.14)(a)	5.29%
Tax Equivalent Yield(b)	8.94%
Current Monthly Distribution per Common Share(c)	$0.0535
Current Annualized Distribution per Common Share(c)	$0.6420
Leverage as of April 30, 2020(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0565 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	(7.74)%	(4.51)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

Prior to the March downturn, the Trust benefited from its investments in longer-dated securities with maturities of 20 years and above. Holdings in bonds on the lower end of the investment-grade spectrum (A and BBB) also aided Trust performance in this time, as did positions in the tax-backed, transportation and tobacco sectors. Once the market turned lower, these same factors detracted from the Trust’s results and were the primary reason for the Trust’s negative return for the full period.

The Trust’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Trust’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Trust’s use of leverage also weighed on the Trust’s results at a time of falling bond prices.

On the positive side, holdings in AAA and AA rated debt performed better in the sell-off compared to other areas of the market.

The investment adviser increased the Trust’s duration, thereby moving away from the more defensive posture it held for the majority of the period. This change reflected the investment adviser’s belief that yields had fallen to low levels that indicated little additional upside potential from rate movements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2020 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$12.14	$13.79	(11.97)%	$15.16	$9.26
Net Asset Value	12.91	14.17	(8.89)	15.17	11.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20		04/30/19
Transportation	22%		24%
Utilities	22		20
County/City/Special District/School District	15		12
Health	12		15
Tobacco	10		9
State	9		9
Education	6		6
Corporate	4		4
Housing	—	(a)	1

(a)	Rounds to less than 1%.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	11%
2021	13
2022	10
2023	7
2024	7

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	5%	3%
AA/Aa	29	32
A	25	24
BBB/Baa	22	24
BB/Ba	8	4
B/B	2	4
CC	—	1
N/R(c)	9	8

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% and less than 1% respectively of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of April 30, 2020	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2020 ($12.17)(a)	5.42%
Tax Equivalent Yield(b)	9.16%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of April 30, 2020(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	(3.38)%	(4.10)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Trust’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Trust’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined as a result of investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Trust’s use of leverage, while augmenting income, also weighed on the Trust’s results at a time of falling bond prices.

The portfolio’s allocation to BBB issues and lower-rated securities detracted from performance. Yield spreads on lower-quality issues widened (significantly in some cases) as the market began to price in the uncertainties around the fundamental impact of the coronavirus pandemic.

Positions in the tax-backed state sector detracted as lower-rated issuers such as Illinois, New Jersey and Puerto Rico underperformed. An allocation to the corporate sector was an additional detractor.

Portfolio income contributed to performance. Positions in higher-rated securities (those rated A and above) also helped Trust returns. This segment included more seasoned portfolio positions, highlighted by pre-refunded securities and holdings in the housing sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2020 (continued)	BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$12.17	$13.21	(7.87)%	$15.39	$9.96
Net Asset Value	12.94	14.15	(8.55)	15.15	11.88

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	23%	22%
Health	16	18
County/City/Special District/School District	15	12
Utilities	13	11
State	8	8
Tobacco	8	8
Corporate	7	9
Education	6	7
Housing	4	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	8%
2021	12
2022	9
2023	8
2024	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	2%	4%
AA/Aa	35	32
A	19	20
BBB/Baa	23	22
BB/Ba	5	3
B/B	1	3
CC	1	—
N/R(b)	14	16

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 3% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 131.7%

Arizona — 6.6%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	$3,300	$3,433,848
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	215	190,208
Arizona Industrial Development Authority, Refunding RB, Series G, 5.00%, 07/01/47(a)	430	374,100
County of Pinal Arizona Electric District No. 3, Refunding RB:
4.75%, 07/01/21(b)	680	709,947
4.75%, 07/01/31	3,070	3,191,726
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,095	1,332,166
5.00%, 12/01/37	4,885	6,028,041
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,695,824

		16,955,860

Arkansas — 2.6%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,550	1,323,622
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	798,745
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,343,850
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,750,165
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	493,142

		6,709,524

California — 17.8%
ABC Unified School District, GO, Series C, 0.00%, 08/01/33(d)	3,420	2,310,791
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,446,650
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	725	741,182
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	1,500	1,785,945
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	2,460	2,618,301
Series A-1, 5.75%, 03/01/34	3,000	3,086,550
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	1,110	1,084,559
Series A-2, 5.00%, 06/01/47	830	809,731
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	2,475	2,948,294
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	12,000	6,423,720
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	2,270	1,861,037
0.00%, 08/01/33(d)	4,250	1,816,450
0.00%, 08/01/39(c)	4,000	4,582,800
San Diego Community College District, GO, CAB, Election of 2002, 6.00%, 08/01/33	4,200	5,356,512
State of California, GO, Refunding:
Various Purpose, 5.00%, 02/01/38	2,000	2,175,680
Various Purposes, 4.00%, 10/01/44	510	534,424
State of California, GO:
6.00%, 03/01/33	760	762,629
5.50%, 03/01/40	3,255	3,263,919

		45,609,174

Security	Par (000)	Value

Colorado — 0.3%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	$970	$854,279

Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	585	636,030
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	950	996,692

		1,632,722

Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,820,682

District of Columbia — 1.0%
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,505	2,572,334

Florida — 7.7%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49(a)	100	82,159
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	3,491,250
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	10,139,659
Series B, AMT, 6.00%, 10/01/32	3,000	3,341,010
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	395,207
County of Osceola Transportation Revenue, Refunding RB, Series A-2(d):
0.00%, 10/01/41	445	185,285
0.00%, 10/01/42	595	237,500
0.00%, 10/01/43	540	206,388
0.00%, 10/01/44	550	201,471
0.00%, 10/01/45	465	163,131
Greater Orlando Aviation Authority, RB, Priority Subordinated, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,211,371

		19,654,431

Georgia — 0.6%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	561,808
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	415	399,284
5.00%, 01/01/56	565	595,956

		1,557,048

Hawaii — 1.4%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	2,770	2,860,745
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	624,078

		3,484,823

Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	3,000	3,159,510

Illinois — 6.9%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	375	361,478
Project, 5.25%, 12/01/35	1,235	1,223,354

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, 5.00%, 12/01/34	$370	$359,181
Dedicated Revenues, Series F, 5.00%, 12/01/22	505	514,146
5.00%, 12/01/25	550	561,357
Chicago Board of Education, GO, Series C, Series D:
5.00%, 12/01/46	455	409,550
5.00%, 12/01/46	1,180	1,020,606
Refunding Dedicated Revenues, 5.00%, 12/01/26	675	685,935
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	2,400	2,422,320
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,900	1,983,030
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,051,470
Illinois Finance Authority, Refunding RB, OSF Healthcare System, 6.00%, 05/15/39	155	155,147
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,040	1,134,744
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	590	525,407
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 4.00%, 06/15/50	455	378,883
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,793,993
State of Illinois, GO:
5.00%, 02/01/39	1,000	887,730
Series A, 5.00%, 04/01/38	200	178,090
Series D, 5.00%, 11/01/28	1,585	1,543,742
Upper Illinois River Valley Development Authority, Refunding RB, Prairie Crossing Charter School, 5.00%, 01/01/55(a)	610	514,297

		17,704,460

Indiana — 0.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	300	296,574
6.75%, 01/15/43	245	234,534

		531,108

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(e)	2,050	1,954,593

Kansas — 0.7%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/39	640	594,304
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding, 5.00%, 09/01/39	1,085	1,180,784

		1,775,088

Kentucky — 6.3%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	2,000	2,223,420
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23 (b)	3,400	3,753,430
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	8,500	7,793,650
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
6.45%, 07/01/34	1,000	947,160
6.60%, 07/01/39	1,395	1,303,153

		16,020,813

Security	Par (000)	Value

Louisiana — 1.6%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	$1,790	$1,998,195
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,584,672
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/21(b)	600	633,654

		4,216,521

Maine — 0.4%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	540	581,364
S/F Housing, Series C, 3.95%, 11/15/43	505	525,316

		1,106,680

Maryland — 0.5%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	260	234,080
5.25%, 07/01/44	260	218,694
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	875	931,604

		1,384,378

Massachusetts — 2.2%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.25%, 01/01/42	900	973,998
5.00%, 01/01/47	1,010	1,053,066
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	235	235,670
International Charter School, 5.00%, 04/15/40	600	619,698
Suffolk University, 4.00%, 07/01/39	1,375	1,392,463
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	35	36,204
Massachusetts HFA, Refunding RB, AMT, Series 182, 3.30%, 12/01/28	1,000	1,054,810
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, 2.90%, 12/01/39	365	354,871

		5,720,780

Michigan — 3.6%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	360	369,421
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	900	864,783
Michigan State Housing Development Authority, RB, Series B, 2.95%, 12/01/39	375	373,024
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,250	1,259,875
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,282,592
State of Michigan Housing Development Authority, RB, S/F Housing:
Series A, 4.00%, 06/01/49	875	928,139
Series C, 4.13%, 12/01/38	1,110	1,192,529

		9,270,363

Minnesota — 1.9%
City of Otsego Minnesota, Refunding RB, Kaleidoscope Charter School Project, Series A, 5.00%, 09/01/44	700	595,035
City of Spring Lake Park Michigan, RB, Academy for Higher Learning Project, 5.00%, 06/15/39	1,760	1,554,678
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(a)	305	261,806

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	$460	$503,222
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,685	1,336,946
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	615	578,998

		4,830,685

Mississippi — 0.6%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	620,328
Mississippi Development Bank, RB, CAB, Special Obligation, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	910	944,261

		1,564,589

Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,408,009
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/21(b)	500	530,520
A.T. Still University of Health Sciences, 5.00%, 10/01/23(b)	750	849,833
Heartland Regional Medical Center, 4.13%, 02/15/43	700	706,146
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,658,565
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 06/01/42	860	993,584
5.00%, 06/01/47	1,230	1,409,297

		7,555,954

Nebraska — 1.9%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	900	952,353
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	640,224
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	2,535	2,689,356
4.00%, 01/01/44	600	615,684

		4,897,617

Nevada — 0.7%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,500	1,569,060
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	118,994

		1,688,054

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	505	452,728
Series C, AMT, 4.88%, 11/01/42	220	198,873

		651,601

New Jersey — 8.5%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(f)(g)	1,510	21,518
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	990	983,159

Security	Par (000)	Value

New Jersey (continued)
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	$300	$316,305
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,930	1,744,295
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	160	155,491
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 07/01/21(b)	770	801,085
5.63%, 07/01/21(b)	2,560	2,692,710
5.00%, 07/01/25	500	532,560
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	1,970	1,941,514
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	890,340
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	801,392
Transportation System, Series A, 5.50%, 06/15/21(b)	500	527,455
Transportation System, Series A, 5.00%, 06/15/42	395	383,869
Transportation System, Series B, 5.50%, 06/15/31	2,000	2,015,280
Transportation Program, Series AA, 5.00%, 06/15/38	290	284,368
Transportation Program, Series AA, 5.00%, 06/15/45	1,350	1,298,957
Transportation Program, Series AA, 5.00%, 06/15/46	600	574,542
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Bond, 4.00%, 12/15/39	820	723,724
Series A, 5.00%, 12/15/36	240	237,108
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	4,795,376

		21,721,048

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	680	731,796

New York — 3.9%
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,100	1,100,550
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	300	301,014
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,400	1,396,500
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,000	731,920
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,825	1,668,214
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/43	30	30,495
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	320	327,130
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	613,466
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	820	796,490
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	470	510,176
Consolidated,186th Series, 5.00%, 10/15/44	950	1,014,068
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(h)	350	369,043
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	1,160	1,055,936

		9,915,002

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Novant Health Obligated Group, 4.00%, 11/01/52	$630	$655,610
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	155	138,737
(AGM), 4.00%, 01/01/55	110	112,329

		906,676

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	720	752,875

Ohio — 4.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	3,495	3,091,957
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,073,800
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 01/15/34	500	473,930
StoryPoint Fairfield Project, 6.38%, 01/15/43	275	251,619
County of Montgomery Ohio, Refunding RB, Premier Health Partners Obligated Group, 4.00%, 11/15/42	1,050	881,349
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	650	590,551
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	50	51,774
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,010	3,109,992

		11,524,972

Oklahoma — 0.9%
City of Oklahoma Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	906,000
5.00%, 10/01/39	280	314,149
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	454,264
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/52	680	715,611

		2,390,024

Oregon — 1.5%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	633,133
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	620	647,788
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	2,485	2,644,313

		3,925,234

Pennsylvania — 9.9%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	616,636
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	2,785	2,930,210
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	565	568,418
Delaware River Port Authority, RB, 4.50%, 01/01/32	3,000	3,276,420
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(i)	500	380,950
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,610	1,628,547
Series A-1, 4.00%, 04/15/50	780	790,585

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$810	$695,077
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	155	129,667
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	670	709,764
Series 128B, 3.85%, 04/01/38	1,505	1,603,412
Pennsylvania Turnpike Commission, RB:
Series C, 5.00%, 12/01/39	850	914,897
Sub-Series A-1, 5.00%, 12/01/41	2,735	2,954,949
Subordinate, Series A, 4.00%, 12/01/49	710	727,054
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	2,000	2,155,360
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	800	910,232
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	3,825	4,432,869

		25,425,047

Puerto Rico — 5.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	495	495,391
5.63%, 05/15/43	530	522,103
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,145	2,037,428
5.13%, 07/01/37	615	580,677
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	630	624,784
6.00%, 07/01/44	1,140	1,139,795
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	1,362	313,205
Series A-1, 4.75%, 07/01/53	1,372	1,235,939
Series A-1, 5.00%, 07/01/58	5,829	5,444,403
Series A-2, 4.33%, 07/01/40	861	768,959
Series A-2, 4.78%, 07/01/58	1,459	1,313,377

		14,476,061

Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,845	1,980,183
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,031,620
Series B, 4.50%, 06/01/45	2,725	2,777,729
Series B, 5.00%, 06/01/50	2,000	2,090,120

		7,879,652

South Carolina — 1.9%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38	1,895	2,067,786
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	755	586,862
State of South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,195,125

		4,849,773

Tennessee — 3.2%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,945	3,262,883
City of Johnson Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	1,200	1,220,208

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	$875	$879,699
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,075	1,164,332
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	615	592,356
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	945	1,016,943

		8,136,421

Texas — 11.3%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	105	88,849
Central Texas Turnpike System, RB, Series C:
5.00%, 08/15/37	1,970	2,014,857
5.00%, 08/15/42	1,480	1,534,819
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	5,000	2,186,650
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	16,780	7,989,461
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	440	502,181
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	550	311,262
0.00%, 08/15/35	5,450	2,996,355
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	1,005,683
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	1,140	1,279,034
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	300	320,613
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,080	2,154,110
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,007,260
Texas Transportation Commission, RB, First Tier Toll Revenue(d):
0.00%, 08/01/35	420	213,910
0.00%, 08/01/36	235	113,684
0.00%, 08/01/37	305	140,035
0.00%, 08/01/38	315	136,874
0.00%, 08/01/44	1,370	428,358
0.00%, 08/01/45	1,800	534,222
University of Texas System, Refunding RB, Series A, 3.50%, 08/15/50	1,545	1,922,135

		28,880,352

Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 04/15/42	600	622,896
The Freedom Academy Foundation Project, 5.25%, 06/15/37(a)	205	187,850
The Freedom Academy Foundation Project, 5.38%, 06/15/48(a)	260	226,652
Utah Housing Corp., RB, S/F Housing, Class III, Series D-2 (FHA), 4.00%, 01/01/36	435	471,601

		1,508,999

Security	Par (000)	Value

Vermont — 0.2%
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 06/15/32	$455	$463,604

Virginia — 2.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	780	719,293
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,030	975,925
Virginia Housing Development Authority, RB, Series E, 3.15%, 12/01/49	1,515	1,473,050
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(e)	745	697,491
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,440	1,484,395

		5,350,154

Washington — 0.3%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	677,669

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	730	745,060

Wisconsin — 0.7%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	435	364,221
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,461,311

		1,825,532

Total Municipal Bonds — 131.7% (Cost — $318,481,431)		336,969,622

Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2%(j)

California — 0.5%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(k)	1,182	1,401,321

		1,401,321

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(k)	1,769	1,975,328

Connecticut — 1.7%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,228,630

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	2,102	2,283,164

Florida — 1.7%
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	2,120	2,447,010
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	1,887,026

		4,334,036

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,581	1,622,995

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,200	1,276,320

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	$719	$774,917

Maryland — 1.2%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	2,760	3,204,222

Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,536,061

Michigan — 2.0%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	2,759	2,851,944
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,267,091

		5,119,035

Minnesota — 2.2%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,521,749

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,665	1,745,190

Nevada — 1.1%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,311	2,749,950

New Jersey — 1.8%
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,698,932
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,861	2,866,238

		4,565,170

New York — 9.9%
City of New York, GO, Refunding, Fiscal 2015, Series B, 4.00%, 08/01/32	1,600	1,707,408
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,650	1,763,685
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(k)	2,145	2,198,389
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	6,000	6,194,100
Series CC, 5.00%, 06/15/47	4,000	4,421,541
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)(k)	1,083	1,121,569
5.75%, 02/15/47(k)	666	689,955
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	4,718,793
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	2,360	2,467,663

		25,283,103

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(k)	1,800	1,913,058

Pennsylvania — 1.4%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(k)	2,399	2,647,891

Security	Par (000)	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	$914	$944,344

		3,592,235

Rhode Island — 1.1%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	2,040	2,168,051
3.95%, 10/01/43	673	766,119

		2,934,170

Texas — 4.8%
Aldine Independent School District, GO, Refunding (PSF-GTD), 5.00%, 02/15/42	2,609	3,064,121
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,160	2,253,182
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	2,380	2,589,273
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,680	1,842,540
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,409	1,463,485
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	699	750,926
3.75%, 09/01/49	383	411,699

		12,375,226

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	2,213	2,308,039

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2% (Cost — $89,828,960)		92,743,919

Total Long-Term Investments — 167.9% (Cost — $408,310,391)		429,713,541

	Shares

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(l)(m)	4,003,098	4,003,899

Total Short-Term Securities — 1.6% (Cost — $4,003,373)		4,003,899

Total Investments — 169.5% (Cost — $412,313,764)		433,717,440

Other Assets Less Liabilities — 1.7%		4,441,813

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(56,374,971)

VMTP Shares, at Liquidation Value — (49.2)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$255,884,282

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	When-issued security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 01, 2026, is $7,331,721. See Note 4 of the Notes to Financial Statements for details.

(l)	Annualized 7-day yield as of period end.

(m)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	903,538	3,099,560	(b)	—	4,003,098	$4,003,899	$14,579	$3,034	$526

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased(sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,804,290)	$—	$(4,804,290)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$165,984	$—	$165,984

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	16,068,395

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$429,713,541	$—	$429,713,541
Short-Term Securities	4,003,899	—	—	4,003,899

	$4,003,899	$429,713,541	$—	$433,717,440

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(56,112,087)	$—	$(56,112,087)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(182,012,087)	$—	$(182,012,087)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 130.5%

Alabama — 1.9%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,865,086
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a):
4.50%, 05/01/32	180	165,541
5.25%, 05/01/44	230	220,618
Madison Water & Wastewater Board, RB, 3.00%, 12/01/50	615	609,256

		2,860,501

Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	1,045	1,023,640

Arizona — 3.7%
Arizona IDA, RB, Doral Academy of Nevada — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39(a)	250	230,305
Arizona IDA, Refunding RB, Series A(a):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	360	337,392
Basis Schools, Inc. Projects, 5.38%, 07/01/50	925	842,934
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	855	756,410
Arizona Industrial Development Authority, Refunding RB, Series G, 5.00%, 07/01/47(a)	135	117,450
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 07/01/33	870	809,056
Legacy Traditional Schools Projects, 5.00%, 07/01/46(a)	1,255	1,145,237
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	125	117,669
County of Maricopa IDA, Refunding RB, Honor health, Series A, 4.13%, 09/01/38	375	395,074
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	894,643

		5,646,170

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	925	789,904

California — 5.9%
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	70	75,603
5.25%, 08/15/49	175	185,451
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(a)(b)	1,265	708,640
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	800	801,472
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(c)	165	194,916
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	140	134,420
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.(d):
5.70%, 06/01/46	1,000	999,990
5.60%, 06/01/36	2,000	1,999,980
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	535	521,935
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 08/01/38(b)	3,725	2,174,618
State of California, GO, Refunding, Various Purposes, 4.00%, 03/01/40	655	731,805

Security	Par (000)	Value

California (continued)
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	$355	$386,414

		8,915,244

Colorado — 1.8%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	275	229,119
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,549,969
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	991	925,901

		2,704,989

Connecticut — 0.6%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	860	889,231

Delaware — 2.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	758,617
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,670	2,670,561

		3,429,178

District of Columbia — 1.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(c)	260	299,047
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	750	777,667
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, 4.00%, 10/01/49	870	823,542

		1,900,256

Florida — 5.8%
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement:
Revenue Bond, Series A-1, 5.13%, 05/01/39	210	188,057
Series A-2, 4.60%, 05/01/31	515	474,181
Capital Trust Agency, Inc., RB, Paragon Academy of Technology and Sunshine, Series A, 5.75%, 06/01/54(a)	450	372,991
County of Charlotte Florida IDA, RB, Town & Country Utilities Project, AMT(a):
5.00%, 10/01/34	120	114,550
5.00%, 10/01/49	560	483,286
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(b):
0.00%, 10/01/46	775	260,276
0.00%, 10/01/47	745	239,666
0.00%, 10/01/48	525	161,653
0.00%, 10/01/49	435	128,086
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(e)	740	739,660
Lakewood Ranch Stewardship District, Special Assessment Bonds, Northeast Sector Project — Phase 1B, Village of Lakewood Ranch Sector Projects:
5.30%, 05/01/39	310	323,401
4.75%, 05/01/29	270	266,863
5.45%, 05/01/48	550	572,797
Lakewood Ranch Stewardship District Special Assessment Bonds:
4.00%, 05/01/21	54	53,929
4.25%, 05/01/26	100	101,090
5.13%, 05/01/46	380	341,153

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	$1,080	$1,175,224
Tolomato Community Development District, Refunding, Special Assessment Bonds(d):
Convertible CAB, Series A4, 0.00%, 05/01/40	120	98,567
Series 2015-2, 0.00%, 05/01/40	310	177,078
Tolomato Community Development District(f)(g):
Series 1, 0.00%, 05/01/40(d)	505	378,063
Series 3, 6.61%, 05/01/40	340	3
Series 3, 6.65%, 05/01/40	275	3
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/49	570	577,792
5.00%, 05/01/28	160	165,168
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 05/01/43	765	777,990
West Villages Improvement District, Special Assessment Bonds:
4.75%, 05/01/39	220	201,280
5.00%, 05/01/50	450	395,212

		8,768,019

Georgia — 2.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	240	262,318
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,270	1,474,661
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	865	832,242
4.00%, 01/01/59	1,640	1,523,494
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	320	307,882

		4,400,597

Illinois — 10.5%
Chicago Board of Education, GO, Series D:
Dedicated Revenues, Series H, 5.00%, 12/01/36	935	901,284
Project, Series C, 5.25%, 12/01/35	795	787,503
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/27	415	420,150
Dedicated Revenues, Series C, 5.00%, 12/01/34	940	912,514
Dedicated Revenues, Series F, 5.00%, 12/01/22	325	330,886
Series C, 5.00%, 12/01/25	350	357,227
Chicago Board of Education, GO:
5.00%, 12/01/46	290	261,032
5.00%, 12/01/46	745	644,365
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	595	609,518
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.75%, 01/01/39	400	408,132
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	378,529
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	354,704
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	1,500	1,691,205
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 5.00%, 06/15/57	555	494,239
5.50%, 06/15/53	200	194,454
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion Project, 4.00%, 06/15/50	570	474,645
McCormick Place Expansion Project, Series B (AGM), 5.00%, 06/15/50	1,790	1,794,296

Security	Par (000)	Value

Illinois (continued)
McCormick Place Expansion Project, Series B-2, 5.00%, 06/15/50	$1,400	$1,400,042
McCormik Place Expansion Project, Series B, 5.00%, 06/15/52	225	203,913
State of Illinois, GO:
5.00%, 05/01/27	500	491,785
5.00%, 01/01/28	1,005	984,910
5.00%, 03/01/37	755	675,378
Series A, 5.00%, 01/01/33	555	516,028
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	475	491,872

		15,778,611

Indiana — 5.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	365	381,921
7.00%, 01/01/44	885	927,392
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	960	960,653
County of Allen Indiana, RB, Story Point Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	135	133,458
6.75%, 01/15/43	200	191,456
6.88%, 01/15/52	560	529,810
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,352,861
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	160	163,749
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	520	533,728
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	2,190	2,243,699
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	485,250
Town of Chesterton Indiana, RB, Story Point Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	560	497,017

		8,400,994

Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	825	786,605
Midwestern Disaster Area, 5.25%, 12/01/25	660	656,746
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series B, 3.00%, 12/01/39	1,175	1,105,839

		2,549,190

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(c)	460	506,326
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(d)	565	527,925

		1,034,251

Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
S/F Housing, University of Louisiana Monroe Project, 5.00%, 07/01/54(a)	445	382,446
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,135	1,149,267
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	350	350,490

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
5.25%, 05/15/31	$300	$308,046
5.25%, 05/15/32	380	399,145
5.25%, 05/15/33	415	435,667
5.25%, 05/15/35	945	1,001,917

		4,026,978

Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	970	993,464

Maryland — 1.2%
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	645	648,721
Maryland Health & Higher Educational Facilities Authority, RB, Legends Charter School Project, 7.00%, 03/01/55(a)	1,480	1,155,377

		1,804,098

Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	860	896,670
North Hill Communities Issue, Series A, 6.50%, 11/15/23(a)(c)	1,000	1,195,590
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	941,929
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	548,050
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	625	645,038

		4,227,277

Michigan — 2.4%
City of Detroit Michigan, GO:
5.00%, 04/01/34	140	139,608
5.00%, 04/01/35	140	139,440
5.00%, 04/01/36	95	94,405
5.00%, 04/01/37	155	153,752
5.00%, 04/01/38	70	69,266
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,970	2,091,884
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	410	425,847
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	500	503,505

		3,617,707

Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,940	1,970,710
5.25%, 02/15/58	655	712,968
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 09/01/36	690	684,521

		3,368,199

Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	91,520
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	330	310,467
4.75%, 11/15/47	365	330,289
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	115	120,250

		852,526

Security	Par (000)	Value

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	$285	$303,400

New Jersey — 10.6%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	475	457,093
5.25%, 11/01/44	1,160	1,078,359
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	505	506,202
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,401,822
New Jersey EDA, RB, School Facilities Construction, Series EEE, 5.00%, 06/15/43	195	189,170
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,274,416
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	785	765,304
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	586,163
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,535	2,540,552
Transportation Program, Series AA, 5.00%, 06/15/45	585	562,881
Transportation System, Series B, 5.25%, 06/15/36	845	846,648
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	255,209
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	730	815,658
Series A, 5.25%, 06/01/46	1,700	1,811,656
Sub-Series B, 5.00%, 06/01/46	2,825	2,840,029

		15,931,162

New York — 25.0%
City of New York, GO, Multi Modal, Series D-1, 4.00%, 03/01/44	615	660,264
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,830	2,943,398
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	900	897,750
5.00%, 06/01/42	1,505	1,456,479
5.00%, 06/01/45	555	522,211
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,000	873,730
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	910	831,822
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	4,030	4,186,928
5.75%, 02/15/47	2,480	2,552,639
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,166,963
5.25%, 11/15/39	400	414,600
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series B-1, 4.00%, 11/01/45	5,000	5,355,300
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,438,711
New York Liberty Development Corp., Refunding RB:
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,355	2,170,580
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	160	153,366
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	395	388,336
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,315,393
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,019,500

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	$730	$734,424
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(a)	410	441,160
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(h)	565	595,742
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	1,690	1,430,585

		37,549,881

North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	260	274,745
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	320	326,774

		601,519

Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	6,070	5,370,008
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	400	363,416
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,220	1,338,523

		7,071,947

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	1,450	1,474,621
5.25%, 08/15/43	1,305	1,342,493
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	886,113

		3,703,227

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	625	316,050

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	470	451,811
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	300	310,479
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	465	470,357
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	617,846
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/44	805	850,982
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	559,785

		3,261,260

Puerto Rico — 6.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	820	807,782
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.25%, 07/01/42	2,125	1,997,458
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	395	391,729

Security	Par (000)	Value

Puerto Rico (continued)
6.00%, 07/01/44	$715	$714,871
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,374	1,237,741
Series A-1, 5.00%, 07/01/58	2,589	2,418,178
Series A-2, 4.33%, 07/01/40	851	760,028
Series A-2, 4.78%, 07/01/58	1,038	934,397
Series A-2, 4.33%, 07/01/40	72	64,055

		9,326,239

Rhode Island — 2.5%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	420	433,280
Series B, 4.50%, 06/01/45	1,875	1,911,281
Series B, 5.00%, 06/01/50	1,360	1,421,282

		3,765,843

South Carolina — 3.3%
South Carolina Jobs-Economic Development Authority, RB, The Woodlands at Furman Project, Series A, 5.00%, 11/15/54	165	137,932
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,110	1,199,233
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,840	1,942,009
Series E, 5.00%, 12/01/48	420	433,860
Series E, 5.50%, 12/01/53	750	788,295
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	455,284

		4,956,613

Tennessee — 1.8%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	490	455,940
5.63%, 01/01/46	570	515,018
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	290	270,448
5.25%, 10/01/58	1,430	1,524,423

		2,765,829

Texas — 7.3%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	285	241,161
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(c)	730	756,543
County of Brazoria Industrial Development Corp., RB, Gladieux Metals Recycling, AMT, 7.00%, 03/01/39	325	322,511
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	210	243,260
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(b)	5,200	2,612,428
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(b)	3,000	1,732,800
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(a)	430	422,565
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 08/15/35	135	143,690
5.75%, 08/15/45	275	290,032
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	2,043,808

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	$1,025	$969,209
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	501,210
Texas Transportation Commission, RB, First Tier Toll Revenue, 0.00%, 08/01/43(b)	2,205	728,311

		11,007,528

Virginia — 2.8%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	260	257,093
5.13%, 03/01/31	510	489,049
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series A:
5.00%, 01/01/34	235	231,118
5.00%, 01/01/49	455	411,006
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,025	971,188
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(a)	240	208,246
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	1,540	1,587,478

		4,155,178

Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	350	371,168
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,020	1,093,440

		1,464,608

Wisconsin — 1.3%
Public Finance Authority, RB(a):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	290	286,981
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	290	279,864
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(f)(g)	10	7,119
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	695	743,838
Wisconsin Health & Educational Facilities Authority, RB, ST. Camillus Health System:
5.00%, 11/01/39	210	182,868
5.00%, 11/01/46	230	190,270
5.00%, 11/01/54	380	303,324

		1,994,264

Total Municipal Bonds — 130.5% (Cost — $197,033,853)		196,155,572

Municipal Bonds Transferred to Tender Option Bond Trusts (i) — 41.9%

California — 2.3%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,700	2,916,216
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	495	571,450

		3,487,666

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Common spirit Health, Series A, 4.00%, 08/01/49(j)	1,810	1,744,949

Security	Par (000)	Value

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bonds, 4.00%, 08/15/45(j)	$2,321	$2,270,889

Georgia — 0.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,057,154

Idaho — 1.5%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	2,120	2,309,125

Illinois — 2.7%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,340	2,462,031
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,637,072

		4,099,103

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,815	1,857,235

Massachusetts — 6.5%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,058	2,163,737
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(c)	7,112	7,548,846

		9,712,583

Michigan — 1.4%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	2,000	2,067,659

New York — 2.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,390	2,554,671
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.25%, 10/15/55	1,215	1,339,100

		3,893,771

North Carolina — 1.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,345,802
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,163	1,241,175

		2,586,977

Pennsylvania — 3.0%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(j)	2,501	2,528,291
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,888,942

		4,417,233

Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,447	2,679,662

Texas — 8.8%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	11,000	11,967,230
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(c)	1,170	1,243,160

		13,210,390

Virginia — 3.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	2,224	2,669,578

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 8.29%, 11/01/40	$2,949	$2,949,371

		5,618,949

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	1,998,689

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.9% (Cost — $61,091,006)		63,012,034

Total Long-Term Investments — 172.4% (Cost — $258,124,859)		259,167,606

	Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(k)(l)	676,970	677,105

Total Short-Term Securities — 0.4% (Cost — $677,098)		677,105

Total Investments — 172.8% (Cost — $258,801,957)		259,844,711

Other Assets Less Liabilities — 2.1%		3,162,446

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.6)%		(37,051,196)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (50.3)%		(75,612,012)

Net Assets Applicable to Common Shares — 100.0%		$150,343,949

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to February 15, 2028, is $6,412,176. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

Investments in issuers considered to be an affiliate/affiliates of the during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	393,555	283,415	(b)	—	676,970	$677,105	$9,324	$774	$7

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased(sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,083,691)	$—	$(3,083,691)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$60,522	$—	$60,522

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	BlackRock Long-Term Municipal Advantage Trust (BTA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$—	(a)
Average notional value of contracts — Short	$9,306,465

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$259,167,606	$—	$259,167,606
Short-Term Securities	677,105	—	—	677,105

	$677,105	$259,167,606	$—	$259,844,711

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(36,907,873)	$—	$(36,907,873)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(112,907,873)	$—	$(112,907,873)

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.5%

Alabama — 2.7%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,555	$1,702,865
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,511,372
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,468,636
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,045,635
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,638,260

		15,366,768

Arizona — 4.7%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,400	3,102,636
City of Phoenix Civic Improvement Corp., ARB, Series A, 4.00%, 07/01/45	2,610	2,610,966
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,202,398
5.00%, 12/01/37	7,460	9,205,565

		27,121,565

Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	4,985	4,256,941

California — 7.5%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,230	6,667,664
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	3,115	3,160,915
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,465	2,687,170
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	290	313,212
5.25%, 08/15/49	715	757,700
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	2,970	3,003,709
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	1,030	1,024,181
5.00%, 12/01/46	885	865,857
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	4,575	4,583,418
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(b)	690	814,994
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 06/01/41	5,000	1,950,850
0.00%, 06/01/42	6,000	2,212,380
0.00%, 06/01/43	5,000	1,736,900
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.25%, 06/01/47	1,070	1,071,402
Series A-2, 5.00%, 06/01/47	4,335	4,229,139
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/34	3,500	2,390,535
0.00%, 08/01/36	4,000	2,518,200
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,670	1,675,778
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	1,495	1,627,293

		43,291,297

Security	Par (000)	Value

Colorado — 1.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	$3,485	$4,314,465
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	3,565	3,463,362
State of Colorado, COP, Building Excellent Schools, Series O, 4.00%, 03/15/44	2,580	2,838,051

		10,615,878

Connecticut — 1.1%
State of Connecticut, GO, Series A, 4.00%, 01/15/38	6,300	6,568,443

Delaware — 2.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,250,565
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,280	2,539,327
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,082,117

		14,872,009

District of Columbia — 6.4%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	865	958,965
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	1,480	1,702,267
The Catholic University of America Issue, 5.00%, 10/01/48	4,590	5,116,932
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	23,035	23,428,668
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,990	4,097,251
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B, 4.00%, 10/01/53	1,550	1,480,157

		36,784,240

Florida — 3.0%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,881,948
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	2,280	2,321,701
County of Volusia Educational Facility Authority, Refunding RB, Embry Riddle Aeronautical Project:
5.00%, 10/15/44	1,160	1,296,683
5.00%, 10/15/49	2,375	2,656,438
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	5,885	6,403,880
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)(f)	3,395	1,629,600

		17,190,250

Georgia — 2.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,010	1,103,920
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	990	1,127,966
5.00%, 05/15/36	990	1,124,115
5.00%, 05/15/37	1,085	1,236,792
5.00%, 05/15/38	600	679,416
5.00%, 05/15/49	1,990	2,310,689
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	3,145	2,827,575

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	$1,230	$1,183,420

		11,593,893

Hawaii — 0.5%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	2,660	2,677,157

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,635,015

Illinois — 15.4%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	920	886,825
Project, 5.25%, 12/01/35	2,905	2,877,606
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/25	1,650	1,684,072
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,250	1,272,637
Dedicated Revenues, Series G, 5.00%, 12/01/34	915	883,277
5.00%, 12/01/25	1,280	1,306,432
Chicago Board of Education, GO:
5.00%, 12/01/46	1,060	954,117
5.00%, 12/01/46	2,745	2,374,205
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	11,385	11,810,230
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,160,771
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	2,000	2,011,460
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,545,496
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	405	401,610
5.00%, 02/15/50	205	202,278
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	1,760	1,567,315
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	2,710	2,256,644
Series B (AGM), 0.00%, 06/15/43 (c)	10,455	3,695,947
Series B (AGM), 5.00%, 06/15/50	14,710	14,745,304
Series B-2, 5.00%, 06/15/50	3,905	3,905,117
Rail splitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	2,245	2,369,126
State of Illinois, GO, 5.00%, 02/01/39	2,990	2,654,313
State of Illinois, GO, Refunding:
Series A, 5.00%, 10/01/30	10,400	9,934,808
Series B, 5.00%, 10/01/28	1,965	1,915,168
State of Illinois, GO, Series A, 5.00%, 04/01/38	9,030	8,040,763
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,455	5,971,534
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,910	1,977,843

		89,404,898

Indiana — 3.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,525	1,595,699
7.00%, 01/01/44	3,680	3,856,272
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	6,637,967

Security	Par (000)	Value

Indiana (continued)
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	$880	$900,618
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	2,905	2,981,692
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	790	809,371
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,715,221

		19,496,840

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(g)	5,515	5,258,332
Midwestern Disaster Area, 5.25%, 12/01/25	2,125	2,114,524
Midwestern Disaster Area, 5.88%, 12/01/26(a)	805	816,946

		8,189,802

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23 (b)	1,915	2,107,860
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,515	2,799,572
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(h)	2,325	2,172,433

		7,079,865

Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	6,617,145
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,980	1,982,772
5.25%, 05/15/31	1,690	1,735,326
5.25%, 05/15/32	2,160	2,268,821
5.25%, 05/15/33	2,345	2,461,781
5.25%, 05/15/35	985	1,044,326

		16,110,171

Maryland — 1.2%
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	1,440	1,448,309
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	924,857
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	4,295	4,440,858

		6,814,024

Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,665	9,201,104
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 05/15/36	1,210	1,211,367
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,710	1,776,092
Series A, 4.00%, 12/01/49	1,640	1,685,313
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	2,000	2,368,340
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,120	2,134,861

		18,377,077

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	$2,030	$2,062,135
5.25%, 02/15/53	4,060	4,436,565

		6,498,700

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	532,971
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	480	501,912

		1,034,883

Nebraska — 0.8%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,610	1,713,942
5.00%, 09/01/42	2,815	2,978,748

		4,692,690

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	3,055	2,738,777
Series C, AMT, 4.88%, 11/01/42	1,585	1,432,792

		4,171,569

New Jersey — 15.5%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	3,280	3,156,344
5.25%, 11/01/44	2,980	2,770,268
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,115	2,120,034
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(e)(f)	3,680	52,440
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	2,035	2,020,938
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,285	2,323,182
School Facilities Construction, 5.00%, 06/15/49	4,650	4,422,197
Series EEE, 5.00%, 06/15/48	7,320	6,972,739
Transit transportation Project, 4.00%, 11/01/38	1,030	914,434
Transit transportation Project, 4.00%, 11/01/39	825	729,531
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	2,905	2,719,341
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	8,000	8,611,440
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	3,035	3,191,758
Series E, 5.00%, 01/01/45	5,095	5,532,049
New Jersey Transportation Trust Fund Authority, RB:
Series BB, 4.00%, 06/15/50	3,010	2,571,533
Series BB, 5.00%, 06/15/50	9,895	9,402,328
Transportation Program, Series AA, 5.00%, 06/15/44	3,765	3,637,630
Transportation System, Series A, 5.50%, 06/15/21(b)	8,000	8,439,280
Transportation System, Series B, 5.25%, 06/15/36	4,810	4,819,380
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,070	1,140,278
Sub-Series B, 5.00%, 06/01/46	14,320	14,396,182

		89,943,306

Security	Par (000)	Value

New York — 9.8%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	$4,805	$5,048,469
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	840	841,999
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	3,600	3,591,000
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	9,395	8,635,790
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,655	1,740,682
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	4,813,072
5.25%, 11/15/39	1,650	1,710,225
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	7,830	7,216,833
Class 2, 5.15%, 11/15/34	660	632,636
Class 2, 5.38%, 11/15/40	1,655	1,627,080
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	6,996,135
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,165	1,187,718
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,065	1,034,466
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,570,298
6.00%, 12/01/42	1,960	1,971,878
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,535	4,181,905
State of New York Power Authority, RB, Series A, 4.00%, 11/15/60(i)	2,655	2,799,459

		56,599,645

North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,130	1,194,082
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	1,080	1,381,039

		2,575,121

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,885	2,053,425

Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior:
Class 1, Series A-2, 4.00%, 06/01/37	580	620,896
Class 1, Series A-2, 4.00%, 06/01/38	580	620,913
Class 1, Series A-2, 4.00%, 06/01/39	580	615,798
Class 1, Series A-2, 4.00%, 06/01/48	1,525	1,505,602
Class 2, Series B-2, 5.00%, 06/01/55	6,705	5,931,779
County of Franklin Ohio, RB:
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/22(b)	75	83,480
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,205	1,224,593

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Series A, 4.00%, 12/01/49	$1,015	$1,069,739
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	889,888
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	1,480	1,344,639
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,585	1,738,983

		15,646,310

Oklahoma — 1.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,065	4,396,623
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,350	2,418,103
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,845	4,178,938

		10,993,664

Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(a):
5.00%, 05/01/28	420	422,915
5.13%, 05/01/32	470	469,253
5.38%, 05/01/42	870	831,589
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,240	1,283,313
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,135	1,141,867
5.00%, 09/01/43	2,505	2,749,814
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,672,051
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	4,665	4,914,484
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,319,879

		15,805,165

Puerto Rico — 5.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,365	1,366,078
5.63%, 05/15/43	1,360	1,339,736
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	4,920	4,673,262
5.13%, 07/01/37	1,410	1,331,308
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	1,455	1,442,953
6.00%, 07/01/44	2,630	2,629,526
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	3,084	709,197
Series A-1, 4.75%, 07/01/53	3,143	2,831,309
Series A-1, 5.00%, 07/01/58	12,112	11,312,850
Series A-2, 4.33%, 07/01/40	1,950	1,741,545
Series A-2, 4.78%, 07/01/58	3,325	2,993,132

		32,370,896

Rhode Island — 2.5%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	3,060	3,221,048
Series B, 4.50%, 06/01/45	5,175	5,275,136

Security	Par (000)	Value

Rhode Island (continued)
Series B, 5.00%, 06/01/50	$5,765	$6,024,771

		14,520,955

South Carolina — 5.7%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	5,115	5,638,469
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,075	6,552,981
South Carolina Jobs-Economic Development Authority, RB, Bishop Gadsden Episcopal Retirement Community:
5.00%, 04/01/44	160	160,122
4.00%, 04/01/49	150	122,235
5.00%, 04/01/49	480	471,763
4.00%, 04/01/54	370	294,553
5.00%, 04/01/54	875	852,093
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	12,733,884
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	2,805	2,928,560
Series E, 5.25%, 12/01/55	3,335	3,531,098

		33,285,758

Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	315	306,019
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,350	1,462,185
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	1,925	2,052,108

		3,820,312

Texas — 11.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	4,210	4,363,076
Sub-Lien, 5.00%, 01/01/33	700	719,012
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	411,107
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,742,594
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	481,167
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(b):
7.00%, 01/01/23	380	440,184
7.00%, 01/01/23	500	579,485
County of Harris Texas-Houston Sports Authority, Refunding RB(c):
3rd Lien, Series A (NPFGC), 0.00%, 11/15/24(b)	6,000	2,618,580
3rd Lien, Series A (NPFGC), 0.00%, 11/15/37	20,120	7,471,763
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,729,750
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	5,501,611
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 09/15/40	9,780	4,185,840
0.00%, 09/15/41	5,420	2,198,352
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	9,025	10,004,122

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	$355	$362,420
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic Center, Series A, 5.00%, 08/15/46(a)	1,980	1,674,981
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,035	5,946,033
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	2,936,011
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,014,520
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,310	2,335,295

		63,715,903

Utah — 0.7%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	1,735	1,909,576
5.00%, 07/01/47	1,830	1,983,756

		3,893,332

Virginia — 1.5%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,465	1,502,870
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,155	3,210,055
6.00%, 01/01/37	3,790	3,906,846

		8,619,771

Washington — 1.8%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,980	3,231,124
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,475	1,564,208
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,420	4,738,240
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	685	665,471

		10,199,043

Total Municipal Bonds — 127.5% (Cost — $733,013,376)		737,886,581

Municipal Bonds Transferred to Tender Option Bond Trusts(j) — 37.4%

California — 1.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(k)	6,196	6,629,931

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(k)	4,475	4,996,165

Georgia — 1.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	7,220	7,446,492
Georgia Housing & Finance Authority, RB, S/F Housing, Series 2020, 3.60%, 12/01/26(a)(g)	2,898	3,003,956

		10,450,448

Security	Par (000)	Value

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	$5	$5,713
4.00%, 02/15/41	2,800	2,953,466

		2,959,179

Massachusetts — 3.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,153	4,425,134
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	9,088	9,959,468
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(b)	4,427	4,698,121

		19,082,723

New York — 16.2%
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(k)	16,395	17,051,948
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(k):
5.75%, 02/15/21(b)	1,938	2,006,006
5.75%, 02/15/47	1,192	1,234,034
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	21,879,470
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(k)	12,611	13,152,570
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,060	12,954,611
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	5,805	5,960,170
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	5,070	5,587,850
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,155	14,179,248

		94,005,907

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,656,930

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,230,844

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/22(b)	3,137	3,374,278

Texas — 7.7%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	4,900	5,330,857
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(b)	6,650	7,065,825
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,140	4,247,060
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	5,505	5,716,998
Texas Water Development Board, RB, State Water Implementation Fund, Series A, 4.00%, 10/15/49	13,920	15,546,830
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,003	6,469,528

		44,377,098

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.7%
Virginia Small Business Financing Authority, Refunding RB, Bon Secours Health System, Series A, 4.00%, 12/01/49	$9,678	$10,028,749

Washington — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B (AGM), 4.00%, 10/01/53	3,639	3,683,798

Wisconsin — 1.0%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,575	5,944,446

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.4% (Cost — $212,202,778)		216,420,496

Total Long-Term Investments — 164.9% (Cost — $945,216,154)		954,307,077

	Shares

Short-Term Securities — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(l)(m)	13,732,433	13,735,179

Total Short-Term Securities — 2.3% (Cost — $13,729,814)		13,735,179

Total Investments — 167.2% (Cost — $958,945,968)		968,042,256

Other Assets Less Liabilities — 3.0%		17,528,805

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.4)%		(135,964,040)

VMTP Shares, at Liquidation Value — (46.8)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$578,807,021

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	When-issued security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 1, 2026, is $27,599,129. See Note 4 of the Notes to Financial Statements for details.

(l)	Annualized 7-day yield as of period end.

(m)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	18,183,806	—	(4,451,373	)(b)	13,732,433	$13,735,179	$97,242	$206	$7,094

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased/sold.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(10,474,133)	$—	$(10,474,133)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$213,210	$—	$213,210

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Municipal Income Trust (BFK)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$—	(a)
Average notional value of contracts — Short	$33,069,951

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$952,677,477	$1,629,600	$954,307,077
Short-Term Securities	13,735,179	—	—	13,735,179

	$13,735,179	$952,677,477	$1,629,600	$968,042,256

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(135,463,834)	$—	$(135,463,834)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(406,263,834)	$—	$(406,263,834)

See notes to financial statements

SCHEDULES OF INVESTMENTS	35

Schedule of Investments April 30, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.0%

Alabama — 2.5%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,292,285
Madison Water & Wastewater Board, RB, 3.00%, 12/01/50	380	376,451
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	668,991

		2,337,727

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	70	70,069

Arizona — 2.1%
City of Phoenix Industrial Development Authority, RB, Downtown Phoenix Student Housing, 5.00%, 07/01/59	465	478,345
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	230	242,312
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,233,990

		1,954,647

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	835	713,048

California — 6.0%
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	400	436,052
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	45	48,602
5.25%, 08/15/49	115	121,868
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	480,391
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(b)	500	504,605
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	735	736,352
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/23(a)	110	129,944
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	350	337,817
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	880	858,510
State of California, GO, Refunding, Various Purposes, 4.00%, 03/01/40	405	452,490
State of California, GO, Various Purposes, 6.00%, 03/01/33	270	270,934
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	240	261,238
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	915	1,021,964

		5,660,767

Colorado — 1.7%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,324,974
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/20(a)	320	321,043

		1,646,017

Delaware — 2.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	829,422

Security	Par (000)	Value

Delaware (continued)
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	$1,210	$1,210,254

		2,039,676

District of Columbia — 1.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	690	715,454
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, 4.00%, 10/01/49	530	501,698

		1,217,152

Florida — 2.7%
County of Broward Airport System Revenue, ARB, AMT, Series A, 4.00%, 10/01/49	330	332,426
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/46	475	159,524
0.00%, 10/01/47	460	147,982
0.00%, 10/01/48	325	100,071
0.00%, 10/01/49	265	78,029
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,033,761
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 05/01/43	695	706,801

		2,558,594

Georgia — 2.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	160	174,878
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	780	905,697
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	535	514,739
4.00%, 01/01/59	1,010	938,250
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	200	192,426

		2,725,990

Hawaii — 0.5%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	425	427,741

Illinois — 17.6%
Chicago Board of Education, GO, Project, 5.25%, 12/01/35	490	485,379
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/27	280	283,612
Dedicated Revenues, Series D, 5.00%, 12/01/31	150	149,133
Dedicated Revenues, Series F, 5.00%, 12/01/22	205	208,712
Dedicated Revenues, Series G, 5.00%, 12/01/44	150	131,271
5.00%, 12/01/25	215	219,440
Chicago Board of Education, GO, Series C:
5.00%, 12/01/46	175	157,519
5.00%, 12/01/46	460	397,863
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/35	155	158,111
Series A, 5.75%, 01/01/21(a)	1,260	1,301,971
Series A, 5.75%, 01/01/39	240	244,879
Series C, 6.50%, 01/01/21(a)	1,855	1,924,284
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	346,985
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	500	502,865

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	$245	$248,293
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/21(a)	305	324,328
Presence Health Network, Series C, 5.00%, 02/15/41	1,600	1,803,952
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	340	302,777
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	2,980	1,008,164
4.00%, 06/15/50	350	291,448
Series B (AGM), 5.00%, 06/15/50	1,280	1,283,072
Series B-2, 5.00%, 06/15/50	795	795,024
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	175	183,727
6.00%, 06/01/21	940	991,973
State of Illinois, GO, 5.00%, 03/01/37	455	407,016
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	225	220,808
State of Illinois, GO, Series A:
5.00%, 04/01/35	1,000	904,260
5.00%, 04/01/38	1,135	1,010,661
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	310	321,011

		16,608,538

Indiana — 4.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	245	256,358
7.00%, 01/01/44	1,090	1,142,211
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,073,867
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	140	143,280
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	465	477,276
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	125	128,065
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	350	341,880
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	436,180

		3,999,117

Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	890	848,580
Midwestern Disaster Area, 5.25%, 12/01/25	145	144,285
Midwestern Disaster Area, 5.88%, 12/01/26(b)	130	131,929
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series B, 3.00%, 12/01/39	1,150	1,082,311

		2,207,105

Kentucky — 5.4%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	325	357,731
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(c)	5,000	4,435,100
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	375	350,392

		5,143,223

Security	Par (000)	Value

Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,055	$1,068,261
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	320	320,448
5.25%, 05/15/31	270	277,242
5.25%, 05/15/32	345	362,381
5.25%, 05/15/33	375	393,675
5.25%, 05/15/35	160	169,637

		2,591,644

Maryland — 1.4%
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	645	648,722
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	690	713,432

		1,362,154

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	540	563,026
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	598,050

		1,161,076

Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,925	2,044,100
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 05/15/36	195	195,220
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	275	285,629

		2,524,949

Minnesota — 1.7%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,190	1,208,838
5.25%, 02/15/58	400	435,400

		1,644,238

Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	86,137
County of St. Louis Missouri IDA, Refunding RB, Friendship Village St. Louis Obligated Group, 5.00%, 09/01/37	500	435,585
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	80	83,652

		605,374

Nebraska — 0.8%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	260	276,786
5.00%, 09/01/42	455	481,467

		758,253

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	490	439,280
Series C, AMT, 4.88%, 11/01/42	285	257,631

		696,911

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 12.4%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	$320	$307,936
5.25%, 11/01/44	610	567,068
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	340	340,809
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(f)(g)	645	9,191
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,090	1,083,678
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	500	508,355
School Facilities Construction, Series EEE, 5.00%, 06/15/43	1,540	1,493,954
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	775	806,263
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	705	687,312
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	500	552,000
Transportation Program, Series AA, 5.00%, 06/15/45	415	399,309
Transportation System, Series A, 5.50%, 06/15/21(a)	575	606,573
Transportation System, Series B, 5.25%, 06/15/36	790	791,541
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(a)	165	185,506
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	450	502,803
Series A, 5.25%, 06/01/46	1,065	1,134,949
Sub-Series B, 5.00%, 06/01/46	1,755	1,764,337

		11,741,584

New York — 10.2%
City of New York, GO, Multi Modal, Series D-1, 4.00%, 03/01/44	375	402,600
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	770	809,016
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	500	531,875
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	600	598,500
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	270	284,488
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	777,975
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.20%, 11/01/44	1,500	1,553,580
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(b):
Class 1, 5.00%, 11/15/44	1,365	1,258,107
Class 2, 5.15%, 11/15/34	105	100,647
Class 2, 5.38%, 11/15/40	265	260,529
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,019,500
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	417,355
6.00%, 12/01/42	395	397,394

Security	Par (000)	Value

New York (continued)
State of New York Power Authority, RB, Series A, 4.00%, 11/15/60(h)	$350	$369,044
State of New York Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45	805	829,778

		9,610,388

North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	185	195,491
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System (AGM), 4.00%, 01/01/55	195	199,128
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapal Hills, 5.00%, 02/01/45	295	382,146

		776,765

Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	1,125	995,265
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	450	454,711
County of Franklin Ohio, RB, OPRS Communities Obligation Group, Series A:
6.13%, 07/01/22(a)	15	16,696
6.13%, 07/01/40	195	198,171
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	250	227,135

		1,891,978

Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	390	401,302
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	560,407

		961,709

Oregon — 1.0%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	395	199,744
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project (AGM), 5.00%, 07/01/44	715	757,814

		957,558

Pennsylvania — 2.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(b):
5.00%, 05/01/28	90	90,625
5.13%, 05/01/32	100	99,841
5.38%, 05/01/42	145	138,598
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	200	206,986
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	650	654,719
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	411,897
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/44	490	517,989
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	371,396

		2,492,051

Puerto Rico — 5.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	395	389,115

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	$830	$788,375
5.13%, 07/01/37	240	226,606
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	245	242,971
6.00%, 07/01/44	440	439,921
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	528	475,638
Series A-1, 5.00%, 07/01/58	2,167	2,024,021
Series A-2, 4.33%, 07/01/40	345	308,120
Series A-2, 4.78%, 07/01/58	567	510,408

		5,405,175

Rhode Island — 2.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	830	846,060
5.00%, 06/01/50	1,580	1,651,195

		2,497,255

South Carolina — 3.7%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	680	734,665
State of South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(a)	335	399,277
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,235	1,303,468
Series E, 5.50%, 12/01/53	500	525,530
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	540	571,752

		3,534,692

Tennessee — 0.5%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(a)	440	487,494

Texas — 9.4%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	175	148,082
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	680	704,725
Sub-Lien, 5.00%, 01/01/33	115	118,123
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	135	133,615
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	230	253,941
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	145	168,051
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(c)	4,750	2,077,317
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	4,485	2,253,219
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(c)	640	328,864
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	565	610,980
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	650	672,496

Security	Par (000)	Value

Texas (continued)
Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	$450	$425,506
Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	501,210
Texas Transportation Commission, RB, First Tier Toll Revenue(c):
CAB, 0.00%, 08/01/42	855	297,891
0.00%, 08/01/40	500	194,530

		8,888,550

Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	165	163,155
5.13%, 03/01/31	320	306,854
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	250	254,363
6.00%, 01/01/37	1,320	1,360,696

		2,085,068

Washington — 1.1%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	235	249,213
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	715	766,480

		1,015,693

Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	425	454,865

Total Municipal Bonds — 120.0% (Cost — $111,276,385)		113,454,835

Municipal Bonds Transferred to Tender Option Bond Trusts — 48.1%(i)

California — 5.0%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,000	2,160,160
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,160	2,514,585

		4,674,745

Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(j)	1,130	1,089,388
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,252,546

		2,341,934

District of Columbia — 0.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	520	564,850

Florida — 1.8%
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bonds, 4.00%, 08/15/45(b)(d)(j)	1,751	1,712,955

Georgia — 1.1%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48(b)(d)	1,025	1,057,154

Idaho — 1.5%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,330	1,448,649

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2020	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 2.3%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	$1,997	$2,181,747

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,125	1,151,179

Massachusetts — 2.3%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,305	1,371,384
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(a)	720	764,440

		2,135,824

Michigan — 3.7%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,248	1,290,344
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,117	2,237,073

		3,527,417

New York — 9.1%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,460	1,560,594
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(a)	310	320,448
5.75%, 02/15/47	190	197,130
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,539,095
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,030	2,117,345
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	810	892,733

		8,627,345

North Carolina — 1.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	912,408
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48(b)(d)	717	765,327

		1,677,735

Pennsylvania — 7.1%
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(b)(d)(j)	2,501	2,528,291
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,178,927
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,550,707
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,280	1,469,530

		6,727,455

Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,532	1,676,843

Texas — 3.2%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	780	848,585
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(a)	1,080	1,147,533
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	975	1,051,298

		3,047,416

Security	Par (000)	Value

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	$1,413	$1,695,543

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,161	1,226,709

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.1% (Cost — $44,279,280)		45,475,500

Total Long-Term Investments — 168.1% (Cost — $155,555,665)		158,930,335

	Shares

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(k)(l)	1,394,020	1,394,299

Total Short-Term Securities — 1.5% (Cost — $1,394,299)		1,394,299

Total Investments — 169.6% (Cost — $156,949,964)		160,324,634

Other Assets Less Liabilities — 3.0%		2,892,693

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(25,762,821)

VMTP Shares, at Liquidation Value — (45.4)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$94,554,506

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to February 15, 2028, is $6,151,734. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Strategic Municipal Trust (BSD)

(l)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,394,020	(b)	—	1,394,020	$1,394,299	$6,194	$1,413	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,008,429)	$—	$(2,008,429)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$42,843	$—	$42,843

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$6,223,203

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$158,930,335	$—	$158,930,335
Short-Term Securities	1,394,299	—	—	1,394,299

	$1,394,299	$158,930,335	$—	$160,324,634

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(25,654,427)	$—	$(25,654,427)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(68,554,427)	$—	$(68,554,427)

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

April 30, 2020

	BKN	BTA	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$429,713,541	$259,167,606	$954,307,077	$158,930,335
Investments at value — affiliated(b)	4,003,899	677,105	13,735,179	1,394,299
Cash	—	702	—	436
Receivables:
Investments sold	1,569,657	1,707,665	10,091,013	1,873,591
Dividends — affiliated	723	121	5,828	91
Interest — unaffiliated	5,278,924	3,858,805	14,008,771	2,258,360
Prepaid expenses	23,660	38,956	22,433	24,152

Total assets	440,590,404	265,450,960	992,170,301	164,481,264

ACCRUED LIABILITIES
Payables:
Investments purchased	855,456	1,387,442	2,798,397	588,904
Administration fees	112,030	—	—	—
Income dividend distributions — Common Shares	1,013,966	678,014	2,398,477	401,950
Interest expense and fees	262,883	143,323	500,206	108,394
Investment advisory fees	261,110	263,405	1,007,013	167,975
Trustees’ and Officer’s fees	63,686	20,746	213,678	15,128
Other accrued expenses	124,904	94,196	181,675	89,980

Total accrued liabilities	2,694,035	2,587,126	7,099,446	1,372,331

OTHER LIABILITIES
TOB Trust Certificates	56,112,087	36,907,873	135,463,834	25,654,427
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,612,012	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	270,800,000	42,900,000

Total other liabilities	182,012,087	112,519,885	406,263,834	68,554,427

Total liabilities	184,706,122	115,107,011	413,363,280	69,926,758

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$255,884,282	$150,343,949	$578,807,021	$94,554,506

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,727,657	$156,278,770	$590,887,916	$94,243,839
Accumulated earnings (loss)	17,156,625	(5,934,821)	(12,080,895)	310,667

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$255,884,282	$150,343,949	$578,807,021	$94,554,506

Net asset value, offering and redemption price per share	$14.89	$11.20	$12.91	$12.94

(a) Investments at cost — unaffiliated	$408,310,391	$258,124,859	$945,216,154	$155,555,665
(b) Investments at cost — affiliated	$4,003,373	$677,098	$13,729,814	$1,394,299
(c) Preferred Shares outstanding	1,259	760	2,708	429
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share and Common Share	$0.10	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,426,027	44,831,340	7,308,173
(g) Common Shares authorized	199,994,138	Unlimited	Unlimited	Unlimited

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2020

	BKN	BTA	BFK	BSD

INVESTMENT INCOME
Dividends — affiliated	$14,579	$9,324	$97,242	$6,194
Interest — unaffiliated	18,638,154	12,308,632	44,827,257	7,574,350

Total investment income	18,652,733	12,317,956	44,924,499	7,580,544

EXPENSES
Investment advisory	1,609,254	1,699,304	6,193,177	1,044,859
Administration	689,680	—	—	—
Accounting services	69,312	29,377	84,288	41,138
Professional	69,208	71,391	115,255	58,054
Rating agency	46,484	30,545	46,506	58,367
Transfer agent	31,841	21,728	47,829	20,019
Trustees and Officer	16,228	11,791	32,466	7,657
Custodian	10,980	10,123	12,940	10,515
Printing	10,954	8,995	13,028	8,534
Registration	9,055	9,055	16,632	9,056
Liquidity fees	—	7,760	—	—
Remarketing fees on Preferred Shares	—	7,619	—	—
Miscellaneous	17,978	14,790	20,540	10,602

Total expenses excluding interest expense, fees and amortization of offering costs	2,580,974	1,922,478	6,582,661	1,268,801
Interest expense, fees and amortization of offering costs(a)	3,854,813	2,388,088	8,247,629	1,466,529

Total expenses	6,435,787	4,310,566	14,830,290	2,735,330
Less fees waived and/or reimbursed by the Manager	(1,062)	(715)	(7,436)	(486)

Total expenses after fees waived and/or reimbursed	6,434,725	4,309,851	14,822,854	2,734,844

Net investment income	12,218,008	8,008,105	30,101,645	4,845,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(4,804,290)	(3,083,691)	(10,474,133)	(2,008,429)
Investments — affiliated	3,034	774	206	1,413
Investments — unaffiliated	920,320	(133,062)	2,414,404	(178,058)

	(3,880,936)	(3,215,979)	(8,059,523)	(2,185,074)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	165,984	60,522	213,210	42,843
Investments — affiliated	526	7	7,094	—
Investments — unaffiliated	(11,502,239)	(13,853,199)	(49,300,899)	(6,728,069)

	(11,335,729)	(13,792,670)	(49,080,595)	(6,685,226)

Net realized and unrealized loss	(15,216,665)	(17,008,649)	(57,140,118)	(8,870,300)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,998,657)	$(9,000,544)	$(27,038,473)	$(4,024,600)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	BKN		BTA
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,218,008	$12,176,372	$8,008,105	$8,367,102
Net realized loss	(3,880,936)	(1,165,399)	(3,215,979)	(42,311)
Net change in unrealized appreciation (depreciation)	(11,335,729)	9,310,633	(13,792,670)	2,841,284

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,998,657)	20,321,606	(9,000,544)	11,166,075

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,823,871)	(11,812,459)	(8,135,464)	(8,521,852)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	48,840	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(14,822,528)	8,509,147	(17,087,168)	2,644,223
Beginning of year	270,706,810	262,197,663	167,431,117	164,786,894

End of year	$255,884,282	$270,706,810	$150,343,949	$167,431,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BFK		BSD
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$30,101,645	$30,368,713	$4,845,700	$4,989,987
Net realized loss	(8,059,523)	(2,100,964)	(2,185,074)	52,467
Net change in unrealized appreciation (depreciation)	(49,080,595)	11,675,006	(6,685,226)	1,398,382

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(27,038,473)	39,942,755	(4,024,600)	6,440,836

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(29,230,034)	(31,471,601)	(4,852,594)	(5,006,165)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	2,164	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(56,268,507)	8,471,154	(8,875,030)	1,434,671
Beginning of year	635,075,528	626,604,374	103,429,536	101,994,865

End of year	$578,807,021	$635,075,528	$94,554,506	$103,429,536

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Cash Flows

Year Ended April 30, 2020

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,998,657)	$(9,000,544)	$(27,038,473)	$(4,024,600)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	73,980,955	96,498,049	165,417,276	60,971,957
Purchases of long-term investments	(70,567,340)	(95,798,887)	(180,121,485)	(56,984,982)
Net proceeds from sales (purchases) of short-term securities	(3,096,711)	(282,730)	4,457,745	(1,392,886)
Amortization of premium and accretion of discount on investments and other fees	(1,061,136)	451,271	1,796,911	(2,779)
Net realized (gain) loss on investments	(923,354)	132,288	(2,414,610)	176,645
Net unrealized depreciation on investments	11,501,713	13,853,192	49,293,805	6,728,069

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	166	696	17,990	26
Interest — unaffiliated	190,945	114,477	1,017,193	181,055
Prepaid expenses	(2,012)	(19,346)	7,022	(3,732)

Increase (Decrease) in Liabilities:
Payables:
Administration fees	57,150	—	—	—
Investment advisory fees	133,110	126,584	504,295	82,828
Interest expense and fees	(1,005)	4,778	(106,706)	(17,460)
Trustees’ and Officer’s fees	(4,130)	(1,262)	(26,506)	(972)
Variation margin on futures contracts	(94,767)	(44,360)	(159,313)	(28,457)
Other accrued expenses	(36,423)	(18,015)	(38,080)	(21,459)

Net cash provided by operating activities	7,078,504	6,016,191	12,607,064	5,663,253

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	9,330,556	14,974,703	55,785,980	6,573,025
Repayments of TOB Trust Certificates	(5,217,533)	(12,661,465)	(39,945,873)	(7,757,309)
Proceeds from Loan for TOB Trust Certificates	2,857,447	4,242,373	14,369,517	692,796
Repayments of Loan for TOB Trust Certificates	(2,857,447)	(4,242,373)	(14,369,517)	(692,796)
Cash dividends paid to Common Shareholders	(11,789,499)	(8,086,433)	(29,454,190)	(4,865,037)
Increase (decrease) in bank overdraft	—	(485,140)	—	—
Amortization of deferred offering costs	—	15,246	—	—

Net cash used for financing activities	(7,676,476)	(6,243,089)	(13,614,083)	(6,049,321)

CASH
Net decrease in restricted and unrestricted cash	(597,972)	(226,898)	(1,007,019)	(386,068)
Restricted and unrestricted cash at beginning of year	597,972	227,600	1,007,019	386,504

Restricted and unrestricted cash at end of year	$—	$702	$—	$436

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,855,818	$2,368,064	$8,354,335	$1,483,989

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$48,840	$—	$2,164

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$702	$—	$436

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$113,922	$—	$192,219	$240,904
Cash pledged for futures contracts	484,050	227,600	814,800	145,600

	$597,972	$227,600	$1,007,019	$386,504

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BKN

	Year Ended April 30,
	2020	2019		2018	2017	2016

Net asset value, beginning of year	$15.75	$15.26		$15.39	$16.83	$16.09

Net investment income(a)	0.71	0.71		0.73	0.79	0.88
Net realized and unrealized gain (loss)	(0.88)	0.46		0.02	(1.12)	0.77

Net increase (decrease) from investment operations	(0.17)	1.17		0.75	(0.33)	1.65

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.68)		(0.73)	(0.85)	(0.91)
From net realized gain	—	(0.00	)(c)	(0.15)	(0.26)	—

Total distributions to Common Shareholders	(0.69)	(0.68)		(0.88)	(1.11)	(0.91)

Net asset value, end of year	$14.89	$15.75		$15.26	$15.39	$16.83

Market price, end of year	$14.75	$14.31		$13.57	$14.59	$16.94

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(1.16)%	8.45%		5.34%	(1.84)%	10.92%

Based on market price	7.77%	10.81%		(1.20)%	(7.55)%	15.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	2.53%		2.12%	1.84%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.31%	2.53%		2.11%	1.84%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)	0.93%	0.94%		0.90%	0.90%	0.89%

Net investment income to Common Shareholders	4.39%	4.64%		4.64%	4.87%	5.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$255,884	$270,707		$262,198	$264,551	$289,003

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900		$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$303,244	$315,017		$308,259	$310,128	$329,549

Borrowings outstanding, end of year (000)	$56,112	$51,999		$41,043	$30,783	$31,286

Portfolio turnover rate	16%	29%		31%	36%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$12.47	$12.28	$12.27	$12.89	$12.51

Net investment income(a)	0.60	0.62	0.65	0.67	0.68
Net realized and unrealized gain (loss)	(1.26)	0.20	0.01	(0.63)	0.40

Net increase (decrease) from investment operations	(0.66)	0.82	0.66	0.04	1.08

Distributions to Common Shareholders from net investment income(b)	(0.61)	(0.63)	(0.65)	(0.66)	(0.70)

Net asset value, end of year	$11.20	$12.47	$12.28	$12.27	$12.89

Market price, end of year	$10.92	$11.88	$11.20	$11.66	$12.28

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.70)%	7.34%	5.76%	0.53%	9.51%

Based on market price	(3.49)%	12.12%	1.50%	0.28%	14.39%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.54%	2.67%	2.33%	2.00%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.54%	2.67%	2.33%	2.00%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)(e)	1.13%	1.13%	1.14%	1.13%	1.11%

Net investment income to Common Shareholders	4.71%	5.11%	5.21%	5.32%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$150,344	$167,431	$164,787	$164,745	$173,050

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$297,821	$320,304	$316,825	$316,770	$327,697

Borrowings outstanding, end of year (000)	$36,908	$34,595	$36,025	$32,093	$25,970

Portfolio turnover rate	34%	31%	44%	43%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Expense ratios	1.12%	1.12%	1.47%	1.52%	—%

(e)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.17	$13.98	$14.24	$15.20	$14.91

Net investment income(a)	0.67	0.68	0.73	0.81	0.87
Net realized and unrealized gain (loss)	(1.28)	0.21	(0.22)	(0.92)	0.32

Net increase (decrease) from investment operations	(0.61)	0.89	0.51	(0.11)	1.19

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.70)	(0.77)	(0.85)	(0.90)

Net asset value, end of year	$12.91	$14.17	$13.98	$14.24	$15.20

Market price, end of year	$12.14	$13.79	$12.78	$14.00	$15.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.51)%	6.98%	3.74%	(0.78)%	8.57%

Based on market price	(7.74)%	13.89%	(3.54)%	(3.96)%	14.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.30%	2.55%	2.31%	1.99%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.30%	2.55%	2.27%	1.98%	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.02%	1.04%	1.03%	1.06%	1.03%

Net investment income to Common Shareholders	4.68%	4.87%	5.06%	5.45%	5.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$578,807	$635,076	$626,604	$638,047	$680,502

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$313,740	$334,518	$331,390	$335,616	$351,293

Borrowings outstanding, end of year (000)	$135,464	$119,624	$128,156	$146,562	$128,554

Portfolio turnover rate	17%	19%	9%	13%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.15	$13.96	$14.21	$15.04	$14.76

Net investment income(a)	0.66	0.68	0.72	0.78	0.82
Net realized and unrealized gain (loss)	(1.21)	0.20	(0.20)	(0.82)	0.31

Net increase (decrease) from investment operations	(0.55)	0.88	0.52	(0.04)	1.13

Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.69)	(0.77)	(0.79)	(0.85)

Net asset value, end of year	$12.94	$14.15	$13.96	$14.21	$15.04

Market price, end of year	$12.17	$13.21	$12.65	$13.67	$15.02

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.10)%	6.99%	3.89%	(0.19)%	8.32%

Based on market price	(3.38)%	10.23%	(2.15)%	(3.85)%	14.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.60%	2.81%	2.46%	2.08%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.60%	2.81%	2.46%	2.08%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.21%	1.19%	1.20%	1.15%	1.15%

Net investment income to Common Shareholders	4.61%	4.92%	5.05%	5.28%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$94,555	$103,430	$101,995	$103,827	$109,864

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$320,407	$341,094	$337,750	$342,022	$356,093

Borrowings outstanding, end of year (000)	$25,654	$26,839	$27,378	$24,984	$20,839

Portfolio turnover rate	33%	28%	34%	45%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified*
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors or Trustees, as applicable, of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees, thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at April 30, 2019 are as follows:

BKN	$411,215,379
BTA	260,423,250
BFK	955,374,421
BSD	160,982,606

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the NAV of the Trusts.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$806,229	$231,456	$76,648	$1,114,333
BTA	533,127	159,873	48,562	741,562
BFK	1,706,735	479,689	166,671	2,353,095
BSD	384,601	108,637	39,482	532,720

For the year ended April 30, 2020, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$92,743,919	$56,112,087	0.25% — 0.44%	$55,461,252	2.01%
BTA	63,012,034	36,907,873	0.19% — 0.40%	36,459,468	2.03
BFK	216,420,496	135,463,834	0.16% — 0.73%	117,780,251	1.99
BSD	45,475,500	25,654,427	0.19% — 0.40%	26,156,330	2.04

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, a trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, the trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at April 30, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at April 30, 2020.

For the year ended April 30, 2020, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	$—	—%	35,211	0.69%
BTA	—	—	34,774	0.71
BFK	—	—	183,314	0.70
BSD	—	—	4,440	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s NAV.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2020, the amounts waived were as follows:

	BKN	BTA	BFK	BSD
Amounts waived	$1,062	$715	$7,436	$486

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BFK	BSD
Purchases	$71,422,796	$96,326,329	$182,919,882	$57,573,886
Sales	75,405,612	97,646,793	175,508,289	62,825,548

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2020. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences, attributable to non-deductible expenses, were reclassified to the following accounts:

	BKN	BTA	BFK	BSD
Paid-in capital	$—	$(15,246)	$—	$—
Accumulated earnings (loss)	—	15,246	—	—

The tax character of distributions paid was as follows:

	BKN	BTA	BFK	BSD
Tax-exempt income(a)
4/30/2020	$14,558,611	$9,760,994	$35,115,253	$5,783,822
4/30/2019	14,921,159	10,243,262	38,294,903	6,079,943
Ordinary income(b)
4/30/2020	5,740	5,750	9,315	2,581
4/30/2019	5,659	14,385	7,143	8,866
Long-term capital gains
4/30/2020	—	—	—	—
4/30/2019	64,261	—	—	—

Total
4/30/2020	$14,564,351	$9,766,744	$35,124,568	$5,786,403

4/30/2019	$14,991,079	$10,257,647	$38,302,046	$6,088,809

(a)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (losses) were as follows:

	BKN	BTA	BFK	BSD
Undistributed tax-exempt income	$1,521,625	$211,515	$2,468,018	$102,149
Undistributed ordinary income	360	59,619	11,358	4,516
Non-expiring capital loss carryforwards(a)	(5,567,479)	(7,394,560)	(23,510,500)	(3,167,920)
Net unrealized gains(b)	21,202,119	1,188,605	8,950,229	3,371,922

	$17,156,625	$(5,934,821)	$(12,080,895)	$310,667

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S federal income tax purposes were as follows:

	BKN	BTA	BFK	BSD
Tax cost	$356,349,673	$221,728,971	$823,419,667	$131,284,107

Gross unrealized appreciation	$29,300,367	$8,841,346	$36,992,413	$6,683,289
Gross unrealized depreciation	(8,036,847)	(7,633,479)	(27,833,658)	(3,297,189)

Net unrealized appreciation	$21,263,520	$1,207,867	$9,158,755	$3,386,100

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BTA	BSD
2020	3,780	148
2019	—	—

For the year ended April 30, 2020 and April 30, 2019, shares issued and outstanding remained constant for BKN and BFK.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended April 30, 2020, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BTA
Expiration Date . . . . . . . . . . . . . . . . . . . . . .	04/15/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating
BTA	N/A	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA’s special rate period has commenced on October 29, 2015 and has a current expiration date of April 15, 2021.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2020, the annualized dividend rate for the VRDP Shares was 2.15%.

For the year ended April 30, 2020, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	125,900,000	07/02/21	Aa1	AAA
BFK	12/16/11	2,708	270,800,000	07/02/21	Aa1	AAA
BSD	12/16/11	429	42,900,000	07/02/21	Aa1	AAA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2020, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	2.18%	2.18%	2.18%

For the year ended April 30, 2020, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$2,740,480	$—
BTA	1,631,280	15,246
BFK	5,894,534	—
BSD	933,809	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.059000	$0.063000	VMTP	W-7	$114,842
BTA	0.050500	0.050500	VRDP	W-7	65,534
BFK	0.053500	0.056500	VMTP	W-7	247,015
BSD	0.055000	0.055000	VMTP	W-7	39,132

(a)	Net investment income dividend paid on June 1, 2020 to Common Shareholders of record on May 15, 2020.
(b)	Net investment income dividend declared on June 1, 2020 payable to Common Shareholders of record on June 15, 2020.
(c)	Dividends declared for period May 1, 2020 to May 31, 2020.

On June 16, 2020, the Board of Trustees of BSD and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of BSD with and into BLE. The reorganization is expected to occur in or before the first quarter of 2021 and is subject to the approvals by each Fund’s shareholders and the satisfaction of customary closing conditions.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust (the “Funds”), including the schedules of investments, as of April 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	65

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	67

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SAN	State Aid Notes

SRF	State Revolving Fund

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$32,946	$32,946	$0	$0	$11,000	$11,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the ‘Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$11,000	$11,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Vice President of BlackRock since 2017; Associate of BlackRock from 2008 to 2016.

(a)(2) As of April 30, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$27.98 Billion	$0	$0	$0	$0	$0
Michael Perilli	20	0	0	0	0	0
	$5.13 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g.,

Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2020

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